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Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

DIRECTV HOLDINGS LLC
(Exact name of obligor as specified in its charter)

Delaware	25-1902628
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV FINANCING CO., INC.
(Exact name of obligor as specified in its charter)

Delaware	59-3772785
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Customer Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware	95-4738537
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
5800 N. Meeker Avenue
Boise, Idaho	83704
(Address of principal executive offices)	(Zip code)

DIRECTV, Inc.
(Exact name of obligor as specified in its charter)

California	95-4321465
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Enterprises, LLC
(Exact name of obligor as specified in its charter)

Delaware	95-4511942
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Home Services, LLC
(Exact name of obligor as specified in its charter)

Delaware	56-2466781
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Merchandising, Inc.
(Exact name of obligor as specified in its charter)

Delaware	95-4523782
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Operations, LLC
(Exact name of obligor as specified in its charter)

California	95-4511940
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Programming Holdings I, Inc.
(Exact name of obligor as specified in its charter)

Delaware	20-2574763
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

DIRECTV Programming Holdings II, Inc.
(Exact name of obligor as specified in its charter)

Delaware	20-2574821
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

LABC Productions, LLC
(Exact name of obligor as specified in its charter)

California	20-3162838
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

Debt Securities and Guarantees of Debt Securities
(Title of the indenture securities)

1.     General information. Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429
  (b)
  Whether it is authorized to exercise corporate trust powers.

  Yes.

2.     Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.   List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

  2.
  A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

  3.
  A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

  4.
  A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

  6.
  The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

        Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 6th day of August, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ MELONEE YOUNG
Name: MELONEE YOUNG
Title: VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business June 30, 2010, published in accordance with Federal regulatory authority instructions.

		Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		3,097
Interest-bearing balances		1,319
Securities:
Held-to-maturity securities		12
Available-for-sale securities		647,932
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		112,000
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		10,065
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		1
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		230,506
Other assets		161,731

Total assets		$2,022,976

		Dollar Amounts in Thousands
LIABILITIES
Deposits:
In domestic offices		559
Noninterest-bearing	559
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)		268,691
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		216,295
Total liabilities		485,545
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Not available
Retained earnings		412,936
Accumulated other comprehensive income		1,975
Other equity capital components		0
Not available
Total bank equity capital		1,537,431
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,537,431

Total liabilities and equity capital		2,022,976

        I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	Managing Director

        We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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  Exhibit 25.1